MUNICIPAL INCOME OPPORTUNITIES TRUST II       Two World Trade Center, New York,
                                              New York 10048

LETTER TO THE SHAREHOLDERS February 28, 1998

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Opportunities Trust II (OIB) for the fiscal year ended February 28, 1998.

Over the past six months the securities markets were impacted by the Asian financial crisis and its effect on the U.S. economy. International currency turmoil strengthened the value of the U.S. dollar and created a "flight to quality" demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries with yields declining to a range last seen 20 years ago. Domestic employment conditions strengthened as unemployment declined to its lowest level since 1973. The bond market rally was also aided by prospects of a federal budget surplus, the first in more than two decades. Inflation remained subdued despite the economy's strength.

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields declined from 5.50 percent in August 1997 to 5.20 percent at the end of February 1998. As usually



                             BOND YIELDS 1994-1998

                                                    Insured Municipal
               30-Year U.S.    30-Year Insured  Revenue Yields as a Percentage
              Treasury Yields  Municipal Yields    of U.S. Treasury Yields
Dec '93             5.4             6.34                 85.17%
                    5.4             6.24                 86.54%
                    5.8             6.66                 87.09%
                    6.4             7.09                 90.27%
                    6.35            7.32                 86.75%
                    6.25            7.43                 84.12%
Jun '94             6.5             7.61                 85.41%
                    6.25            7.39                 84.57%
                    6.3             7.45                 84.56%
                    6.55            7.81                 83.87%
                    6.75            7.96                 84.80%
                    7               8                    87.50%
Dec '94             6.75            7.88                 85.66%
                    6.4             7.7                  83.12%
                    6.15            7.44                 82.66%
                    6.15            7.43                 82.77%
                    6.2             7.34                 84.47%
                    5.8             6.66                 87.09%
Jun '95             6.1             6.62                 92.15%
                    6.1             6.86                 88.92%
                    6               6.66                 90.08%
                    5.95            6.48                 91.82%
                    5.75            6.33                 90.84%
                    5.5             6.14                 89.56%
Dec '95             5.35            5.94                 90.07%
                    5.4             6.03                 89.55%
                    5.8             6.46                 86.69%
                    5.85            6.66                 87.84%
                    5.95            6.89                 86.36%
                    6.05            6.99                 86.55%
Jun '96             5.9             6.89                 85.63%
                    5.85            6.97                 83.93%
                    5.9             7.11                 82.98%
                    5.7             6.93                 82.25%
                    5.65            6.64                 85.09%
                    5.5             6.35                 86.61%
Dec '96             5.6             6.63                 84.46%
                    5.7             6.79                 83.95%
                    5.65            6.8                  83.08%
                    5.9             7.1                  83.10%
                    5.75            6.94                 82.85%
                    5.65            6.91                 81.77%
Jun '97             5.6             6.78                 82.60%
                    5.3             6.3                  84.00%
                    5.5             6.61                 83.00%
                    5.4             6.4                  84.40%
                    5.35            6.15                 86.90%
                    5.3             6.05                 87.60%
Dec '97             5.15            5.92                 86.90%
Jan '98             5.15            5.8                  88.80%
Feb. '98            5.2             5.92                 87.80%

MUNICIPAL INCOME OPPORTUNITIES TRUST II
happens when yields change rapidly, the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from an historically rich 83 percent in August to a more attractive 88 percent in February. A rising yield ratio means that municipals have underperformed Treasuries and have become relatively more attractive.

Total municipal volume increased 20 percent to $220 billion in 1997. Half of the underwritings were enhanced by bond insurance. Much of this growth came from refunding issues sold in the second half of the year as interest rates declined. Overall, refundings represented one quarter of total new volume. So far in 1998, the pace of refunding activity has increased and total volume has exceeded last year's level.

PERFORMANCE

The Fund's net asset value (NAV) increased from $8.79 to $9.07 over the fiscal year. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.58 per share, the Fund's total NAV return was 10.06 percent. The Fund's market price on the New York Stock Exchange increased from $8.625 to $9.0625 per share during the same period. Based on this market price change and reinvestment of dividends, the Fund's total market return was 12.08 percent. On February 28, 1998, OIB's market price was trading at a modest discount of 0.08 percent to its NAV.

Monthly dividends for the first quarter of 1998 were declared in December. The level of undistributed net investment income totaled $0.09 per share on February 28, 1998 versus $0.10 per share a year ago.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended February 28, 1998, the Fund purchased and retired 7,000 shares of common stock at a weighted average market discount of 3.71 percent.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 14 long-term sectors and 63 credits. Non-rated securities continued to comprise over 60 percent of the portfolio. At the end of February, average maturity was 20 years. The distribution of bond call dates (illustrated in the accompanying chart) produced an average call protection of 6 years. One credit, representing 2 percent of net assets was not

MUNICIPAL INCOME OPPORTUNITIES TRUST II
accruing interest. An additional three credits, totaling 7 percent of net assets, were accruing income but may face difficulties meeting future debt-service requirements.

LOOKING AHEAD

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in the Far East have strengthened the U.S. dollar and led to lower interest rates. The Asian financial crisis seems likely to moderate U.S. economic growth and inflationary pressures. Under these conditions the outlook for municipal bonds remains favorable.


LARGEST SECTORS AS OF FEBRUARY 28, 1998
(% OF NET ASSETS)


IDR/PCR*                     24%
NURSING & HEALTH             21%
MORTGAGE                     15%
TRANSPORTATION                7%
RETIREMENT & LIFE CARE        6%
HOSPITAL                      6%
EDUCATION                     5%
REFUNDED                      5%
ALL OTHERS                   11%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CALL STRUCTURE AS OF FEBRUARY 28, 1998
(% OF TOTAL LONG-TERM PORTFOLIO)
PERCENT CALLABLE

    WEIGHTED AVERAGE
CALL PROTECTION: 6 YEARS


        YEARS BONDS CALLABLE

1998                          7%
1999                         12%
2000                         12%
2001                         11%
2002                          2%
2003                          6%
2004                          2%
2005                          9%
2006                         17%
2007                         10%
2008+                        12%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MUNICIPAL INCOME OPPORTUNITIES TRUST II

We appreciate your continued support of Municipal Income Opportunities Trust II and look forward to serving your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO OF INVESTMENTS February 28, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.5%)
            General Obligation (1.1%)
$  2,000    New York City, New York, 1994 Ser D.........................   5.75%   08/15/10    $ 2,098,740
--------                                                                                       -----------

            Educational Facilities Revenue (4.8%)
   1,600    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools
             COPs.......................................................   7.50    05/01/11      1,708,096
   2,000    Volusia County Educational Facilities Authority, Florida,
             Embry-Riddle Aeronautical University Ser 1996 A............   6.125   10/15/26      2,120,980
            New Hampshire Higher Educational & Health Facilities
   1,500     Authority, Brewster Academy Ser 1995.......................   6.75    06/01/25      1,618,500
   2,000     Colby-Sawyer College Ser 1996..............................   7.50    06/01/26      2,196,280
   1,000    New York State Dormitory Authority, State University 1993
             Ser A......................................................   5.25    05/15/15      1,034,410
--------                                                                                       -----------
   8,100                                                                                         8,678,266
--------                                                                                       -----------

            Electric Revenue (2.7%)
   5,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA) **....................................................   5.00    07/01/21      4,858,800
--------                                                                                       -----------

            Hospital Revenue (5.9%)
            Massachusetts Health & Educational Facilities Authority,
   2,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/14      2,176,800
   3,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/22      3,255,120
   4,750    Michigan Hospital Finance Authority, Sinai Hospital of
             Greater Detroit Refg Ser 1995..............................   6.70    01/01/26      5,260,767
--------                                                                                       -----------
   9,750                                                                                        10,692,687
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (23.8%)
   1,250    Metropolitan Washington Airports Authority, District of
             Columbia, CaterAir International Corp Ser 1991 (AMT)+......  10.125   09/01/11      1,301,812
   2,000    Chicago, Illinois, Chicago-O'Hare Int'l Airport/American
             Airlines Inc Ser 1990 A (AMT)..............................   7.875   11/01/25      2,194,740
   1,500    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)............   6.00    06/01/27      1,574,805
   2,000    Perry County, Kentucky, TJ International Inc Ser 1997
             (AMT)......................................................   6.55    04/15/27      2,199,220
   2,600    Holyoke, Massachusetts, McCormack/Partyka Ser 1990 (AMT)....   4.00    08/15/10      1,918,098
   3,000    Massachusetts Industrial Finance Agency, Eastern Edison Co
             Refg Ser 1993..............................................   5.875   08/01/08      3,105,570
            Lapeer Economic Development Corporation, Michigan,
   2,030     Dott Manufacturing Co Ser 1989 B (AMT).....................   9.00    11/15/19      1,522,500
   1,990     Dott Manufacturing Co Ser 1989 A (AMT).....................  10.625   11/15/19      1,492,500
            Michigan Strategic Fund,
   1,441     Kasle Steel Corp Ser 1989 (AMT)............................   9.375   10/01/06      1,500,283
   5,206     Kasle Steel Corp Ser 1989 (AMT)............................   9.50    10/01/14      5,422,268
   1,415    Sanilac County Economic Development Corporation, Michigan,
             Dott Manufacturing Co Ser 1989 (AMT).......................  10.625   08/15/19      1,061,250
   3,000    Claiborne County, Mississippi, Middle South Energy Inc Ser C
             **.........................................................   9.875   12/01/14      3,196,710
   3,500    Cleveland, Ohio, Continental Airlines Inc Ser 1990 A
             (AMT)......................................................   9.00    12/01/19      3,791,025
   1,500    Dayton, Ohio, Special Facilities Emery Air Freight Refg Ser
             A (WI).....................................................   5.625   02/01/18      1,529,250
   2,000    Beaver County Industrial Development Authority, Pennsylvania,
             Toledo Edison Co Collateralized Ser 1995 B.................   7.75    05/01/20      2,326,820

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  3,000    Pennsylvania Economic Development Financing Authority,
             MacMillan Bloedel Ltd Ser 1995 (AMT).......................   7.60%   12/01/20    $ 3,361,920
   3,000    Pittsylvania County Industrial Development Authority,
             Virginia, Multi-Trade Ser 1994 A (AMT).....................   7.55    01/01/19      3,317,550
   2,000    Upshur County, West Virginia, TJ International Inc Ser 1995
             (AMT)......................................................   7.00    07/15/25      2,240,380
--------                                                                                       -----------
  42,432                                                                                        43,056,701
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (5.7%)
            Boulder County, Colorado, Village Place at Longmont
   3,065     Ser 1989 A (AMT)...........................................  10.125   07/15/19      3,120,507
  10,837     Village Place at Longmont Ser 1989 B (AMT).................  0.00..   07/15/19      1,252,838
   2,680    San Antonio Housing Finance Corporation, Texas, La Posada
             Del Rey Ser 1990 A.........................................  10.00    02/01/20      2,784,493
            Alexandria Redevelopment & Housing Authority, Virginia,
   2,000     Courthouse Commons Apts Ser 1990 A (AMT)...................  10.00.   01/01/21      2,026,940
  10,728     Courthouse Commons Apts Ser 1990 B (AMT)...................  0.00..   01/01/21      1,155,169
--------                                                                                       -----------
  29,310                                                                                        10,339,947
--------                                                                                       -----------

            Mortgage Revenue - Single Family (9.2%)
   4,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......   6.00    06/01/27      4,189,800
   3,125    Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)........   6.40    11/15/23      3,254,625
   2,000    New Hampshire Housing Finance Authority, 1997 Ser D (AMT)...   5.90    07/01/28      2,074,080
            Ohio Housing Finance Agency,
   1,375     GNMA-Backed 1988 Ser B (AMT)...............................   8.25    12/15/19      1,449,772
   4,990     Residential GNMA-Collateralized 1996 Ser B-2 (AMT).........   6.10    09/01/28      5,247,434
            Utah Housing Finance Agency,
     200     Ser 1990 A-2 (AMT).........................................   7.875   07/01/22        206,460
     265     Ser 1990 A-2 (AMT).........................................   7.80    07/01/10        274,243
--------                                                                                       -----------
  15,955                                                                                        16,696,414
--------                                                                                       -----------
            Nursing & Health Related Facilities Revenue (20.8%)
   2,285    Arkansas Development Finance Authority, Wynwood Nursing
             Center Ser 1989 (AMT)......................................  10.50    11/01/19      2,515,488
   3,965    Monroe County Development Authority, Georgia, Health
             Scholarships Inc Ser 1989 A................................  10.125   09/01/19      4,083,316
   2,440    Sterling, Illinois, Hoosier Care Inc Ser 1989 A.............  9.75..   08/01/19      2,604,920
   3,000    Iowa Health Facilities Development Financing Authority, Care
             Initiatives Ser 1996.......................................   9.25    07/01/25      3,989,220
   3,240    Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990................  10.25.   01/01/20      3,504,578
   1,300    Westside Habilitation Center, Louisiana, Intermediate Care
             Facility for the Mentally Retarded Refg Ser 1993...........   8.375   10/01/13      1,463,839
   1,030    Massachusetts Health & Educational Facilities Authority,
             Farren Care Center 1989 Ser A..............................  10.375   06/01/10      1,177,383
            Massachusetts Industrial Finance Agency,
   4,580     Greater Lynn Special Needs Housing Corp & Mental Health &
               Retardation Assn 1990 Issue..............................   9.875   06/01/10      5,033,512
   1,205     May Institute for Autistic Children Inc 1990 Issue.........   9.75    06/01/10      1,319,162
     175     Pioneer Valley Living Care Center at Amherst 1990 Issue....   7.00    10/01/01        168,605
      77     Pioneer Valley Living Care Center at Amherst 1990 Issue....   0.00    10/01/20          1,535
   1,000    New Jersey Economic Development Authority, Franciscan Oaks
             Ser 1997...................................................   5.75    10/01/23      1,011,240

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  3,000    Allegheny County Hospital Development Authority,
             Pennsylvania, Allegheny Valley School Ser 1990.............   8.50%   02/01/15    $ 3,192,480
   4,835    Chester County Industrial Development Authority,
             Pennsylvania, RHA/PA Nursing Homes Inc Ser 1989............  10.125   05/01/19      4,498,726
            Tarrant County Health Facilities Development Corporation,
     450     Texas, 3927 Foundation Inc Ser 1989........................  10.00    09/01/99        469,391
   2,500     3927 Foundation Inc Ser 1989...............................  10.125   09/01/09      2,647,675
--------                                                                                       -----------
  35,082                                                                                        37,681,070
--------                                                                                       -----------

            Retirement & Lifecare Facilities Revenue (5.9%)
   2,095    Pima County Industrial Development Authority, Arizona,
             Country Club
             La Cholla Ser 1990 (AMT)...................................   8.50    07/01/20      2,193,004
   2,000    Glen Cove Housing Authority, New York, The Mayfair at Glen
             Cove Ser 1996 (AMT)........................................   8.25    10/01/26      2,232,520
   2,000    Lorain County, Ohio, Laurel Lakes Ser 1993..................  7.125.   12/15/18      2,161,840
            Chesterfield County Industrial Development Authority,
   5,750     Virginia, Brandermill Woods Ser 1991 A (b).................   7.25    07/01/16      4,140,000
     800     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/17          8,000
     800     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/18          8,000
     800     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/19          8,000
     800     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/20          8,000
     800     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/21          8,000
--------                                                                                       -----------
  15,845                                                                                        10,767,364
--------                                                                                       -----------

            Tax Allocation (2.6%)
   1,170    Bridgeview, Illinois, Tax Increment Refg Ser 1995...........   9.00    01/01/11      1,361,845
     400    Hodgkins, Illinois, Ser 1991................................   9.50    12/01/09        472,848
     645    Madison Heights Tax Increment Finance Authority, Michigan,
             Ser 1991...................................................   8.50    03/15/01        690,724
   1,968    Muskegon Downtown Development Authority, Michigan, 1989 Ser
             A-1 (a)....................................................   9.75    06/01/18      2,196,037
--------                                                                                       -----------
   4,183                                                                                         4,721,454
--------                                                                                       -----------

            Transportation Facilities Revenue (7.2%)
   2,000    Foothills/Eastern Transportation Corridor Agency,
             California, Toll Road Sr Lien Ser 1995 A...................   0.00    01/01/13      1,562,280
   4,000    Dade County, Florida, Seaport Refg Ser 1996 (MBIA)..........   5.125   10/01/26      3,949,520
   5,000    E-470 Public Highway Authority, Colorado, 1997 Ser B
             (MBIA).....................................................   0.00    09/01/14      2,194,550
   2,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A.................................................   5.85    10/01/13      2,185,960
   3,000    Ohio Turnpike Commission, 1996 Ser A (MBIA).................   5.50    02/15/26      3,097,530
--------                                                                                       -----------
  16,000                                                                                        12,989,840
--------                                                                                       -----------

            Water & Sewer Revenue (0.6%)
   6,000    Pittsburgh Water & Sewer Authority, Pennsylvania, 1998 Ser B
             (FGIC) (WI)................................................   0.00    09/01/30      1,106,520
--------                                                                                       -----------

            Other Revenue (2.4%)
   2,000    Northern Palm Beach & County Improvement District, Florida,
             Water Control & Improvement #9A Ser 1996 A.................   7.30    08/01/27      2,181,280
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010     Special 1996 Ser A (a).....................................   6.40    09/01/11      1,128,524
   1,000     Special 1997 Ser B (a).....................................   5.75    09/01/27      1,021,960
--------                                                                                       -----------
   4,010                                                                                         4,331,764
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (4.8%)
$  2,000    San Joaquin Hills, California, Transportation Corridor, Toll
             Road Sr Lien...............................................   6.75%   01/01/03++ $  2,266,280
     990    Mashantucket (Western) Pequot Tribe, Connecticut, 1996 Ser A
             (a)........................................................   6.40    09/01/07++    1,142,391
   2,915    Carol Stream, Illinois, Carol Pointe Ser 1990 A.............   9.50    01/15/01++    3,388,163
   1,700    Illinois Health Facilities Authority, Hinsdale Hospital Ser
             1990 C (ETM) **............................................   9.50    11/15/19      1,982,285
--------                                                                                      ------------
   7,605                                                                                         8,779,119
--------                                                                                      ------------
 201,272    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $166,595,052).................   176,798,686
--------                                                                                      ------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.9%)
   2,400    East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1989
             (Demand 03/02/98)..........................................   3.65*   11/01/19      2,400,000
   1,000    Harris County Health Facilities Development Corporation,
--------     Texas, St Lukes Episcopal Hospital Ser 1997 A (Demand
             03/02/98)..................................................   3.70*   02/15/27      1,000,000
                                                                                              ------------
   3,400    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
--------
            (Identified Cost $3,400,000)....................................................     3,400,000
                                                                                              ------------

$204,672    TOTAL INVESTMENTS (Identified Cost $169,995,052) (c) ..................    99.4%   180,198,686
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................    0.6      1,023,978
                                                                                      -----   ------------

            NET ASSETS..............................................................  100.0%  $181,222,664
                                                                                      =====   ============

---------------------

AMT  Alternative Minimum Tax.
COPs Certificates of Participation.
ETM  Escrowed to maturity.
WI   Securities purchased on a "when issued" basis.
 +   Joint exemption in the District of Columbia and Virginia.
++   Prerefunded to call date shown.
 *   Current coupon of variable rate demand obligation.
** Some or all of these securities are segregated in connection with the purchase of "when issued" securities.
(a)  Resale is restricted to qualified institutional investors.
(b)  Non-income producing security; bond in default.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $12,811,416 and the aggregate gross unrealized depreciation is $2,607,782, resulting in net unrealized appreciation of $10,203,634.

Bond Insurance:
FGIC Financial Guaranty Insurance Company.
FSA  Financial Security Assurance Inc.
MBIA Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               February 28, 1998

Alaska........................................................     2.3%
Arizona.......................................................     1.2
Arkansas......................................................     1.4
California....................................................     3.1
Colorado......................................................     3.6
Connecticut...................................................     1.8
District of Columbia..........................................     0.7
Florida.......................................................     5.8
Georgia.......................................................     2.3
Illinois......................................................     6.6
Iowa..........................................................     5.0
Kentucky......................................................     1.2
Louisiana.....................................................     2.1
Maine.........................................................     1.8
Massachusetts.................................................    10.0
Michigan......................................................    10.6
Mississippi...................................................     1.8
New Hampshire.................................................     3.2
New Jersey....................................................     0.6
New York......................................................     3.0
Ohio..........................................................     9.5
Pennsylvania..................................................     9.8
Texas.........................................................     3.8
Utah..........................................................     2.9
Virginia......................................................     4.8
West Virginia.................................................     1.2
Joint Exemptions*.............................................    (0.7)
                                                                  ----

Total.........................................................    99.4%
                                                                  ====

---------------------
* Joint exemptions have been included in each geographic location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1998
ASSETS:
Investments in securities, at value
 (identified cost $169,995,052).............................  $180,198,686
Cash........................................................       252,193
Receivable for:
    Interest................................................     3,340,847
    Investments sold........................................       318,731
Prepaid expenses and other assets...........................         3,123
                                                              ------------

    TOTAL ASSETS............................................   184,113,580
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     2,622,480
    Investment advisory fee.................................        72,161
    Administration fee......................................        43,296
Accrued expenses and other payables.........................       152,979
Contingencies (Note 8)......................................         --
                                                              ------------

    TOTAL LIABILITIES.......................................     2,890,916
                                                              ------------

    NET ASSETS..............................................  $181,222,664
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $187,055,073
Net unrealized appreciation.................................    10,203,634
Accumulated undistributed net investment income.............     1,774,490
Accumulated net realized loss...............................   (17,810,533)
                                                              ------------

    NET ASSETS..............................................  $181,222,664
                                                              ============

NET ASSET VALUE PER SHARE,
 19,971,607 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $9.07
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

STATEMENT OF OPERATIONS
For the year ended February 28, 1998
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $12,980,882
                                                              -----------

EXPENSES
Investment advisory fee.....................................      890,401
Administration fee..........................................      534,240
Professional fees...........................................      106,474
Transfer agent fees and expenses............................       47,672
Shareholder reports and notices.............................       36,309
Registration fees...........................................       23,824
Trustees' fees and expenses.................................       19,039
Custodian fees..............................................        8,262
Other.......................................................       14,416
                                                              -----------
    TOTAL EXPENSES..........................................    1,680,637
Less: expense offset........................................       (8,194)
                                                              -----------

    NET EXPENSES ...........................................    1,672,443
                                                              -----------

    NET INVESTMENT INCOME...................................   11,308,439
                                                              -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    1,366,225
Net change in unrealized appreciation.......................    4,521,426
                                                              -----------

    NET GAIN................................................    5,887,651
                                                              -----------

NET INCREASE................................................  $17,196,090
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR        FOR THE YEAR
                                                           ENDED               ENDED
                                                     FEBRUARY 28, 1998   FEBRUARY 28, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..............................    $ 11,308,439        $ 11,999,013
Net realized gain (loss)...........................       1,366,225          (1,945,805)
Net change in unrealized appreciation..............       4,521,426             967,781
                                                       ------------        ------------

    NET INCREASE...................................      17,196,090          11,020,989

Dividends from net investment income...............     (11,486,315)        (12,789,749)
Net decrease from transactions in shares of
 beneficial interest...............................         (60,210)           (104,700)
                                                       ------------        ------------

    NET INCREASE (DECREASE)........................       5,649,565          (1,873,460)
NET ASSETS:
Beginning of period................................     175,573,099         177,446,559
                                                       ------------        ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $1,774,490 and $1,952,366, respectively)....    $181,222,664        $175,573,099
                                                       ============        ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

NOTES TO FINANCIAL STATEMENTS February 28, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust II (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 8, 1989 and commenced operations on June 30, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MUNICIPAL INCOME OPPORTUNITIES TRUST II
income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Advisory Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME OPPORTUNITIES TRUST II

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1998 aggregated $20,676,530 and $21,055,055, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At February 28, 1998, the Fund had transfer agent fees and expenses payable of approximately $875.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended February 28, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,712. At February 28, 1998, the Fund had an accrued pension liability of $48,172 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, February 29, 1996..................................  19,990,607   $199,907    $187,020,076
Treasury shares purchased and retired (weighted average
 discount 2.07%)*++.........................................     (12,000)      (120)       (104,580)
                                                              ----------   --------    ------------
Balance, February 28, 1997..................................  19,978,607    199,787     186,915,496
Treasury shares purchased and retired (weighted average
 discount 3.71%)*...........................................      (7,000)       (70)        (60,140)
                                                              ----------   --------    ------------
Balance, February 28, 1998..................................  19,971,607   $199,717    $186,855,356
                                                              ==========   ========    ============

---------------------

 *   The Trustees have voted to retire the shares purchased.
++   Restated.

MUNICIPAL INCOME OPPORTUNITIES TRUST II

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION            AMOUNT       RECORD         PAYABLE
      DATE              PER SHARE       DATE            DATE
--------------------    ---------   -------------  --------------
December 30, 1997...     $0.045     March 6, 1998  March 20, 1998
March 24, 1998......     $0.045     April 3, 1998  April 17, 1998
March 24, 1998......     $0.045      May 8, 1998    May 22, 1998
March 24, 1998......     $0.045     June 5, 1998   June 19, 1998

7. FEDERAL INCOME TAX STATUS

During the year ended February 28, 1998, the Fund had a net capital loss carryover of approximately $18,260,000 to offset future capital gains to the extent provided by regulations through February 28 of the following years:

        (AMOUNTS IN THOUSANDS)
---------------------------------------
2002    2003      2004     2005    2006
----   -------   ------   ------   ----
 $4    $10,485   $2,826   $4,292   $653
 ==    =======   ======   ======   ====

8. LITIGATION

On July 23, 1997, an action against the Fund and the Investment Adviser was commenced in Supreme Court of the State of New York, County of Suffolk. The complaint alleges that the Fund and the Investment Adviser tortiously interfered with the plaintiff's subordinate interests in a project for which the Fund holds senior defaulted bonds. Since July, the action has been essentially dormant. Should it proceed, the Fund and the Investment Adviser intend to defend vigorously.

The ultimate outcome of this matter is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of such matter.

MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                              FOR THE YEAR ENDED FEBRUARY 28*
                                                                 ----------------------------------------------------------
                                                                   1998         1997        1996**        1995       1994
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $   8.79     $   8.88     $   8.66     $   8.74   $   9.13
                                                                 --------     --------     --------     --------   --------
Net investment income.......................................         0.57         0.60         0.66         0.64       0.63
Net realized and unrealized gain (loss).....................         0.29        (0.05)        0.18        (0.12)     (0.42)
                                                                 --------     --------     --------     --------   --------
Total from investment operations............................         0.86         0.55         0.84         0.52       0.21
                                                                 --------     --------     --------     --------   --------
Less dividends from net investment income...................        (0.58)       (0.64)       (0.62)       (0.60)     (0.60)
                                                                 --------     --------     --------     --------   --------
Net asset value, end of period..............................     $   9.07     $   8.79     $   8.88     $   8.66   $   8.74
                                                                 ========     ========     ========     ========   ========
Market value, end of period.................................     $  9.063     $  8.625     $   8.75     $   8.00   $  8.125
                                                                 ========     ========     ========     ========   ========
TOTAL INVESTMENT RETURN+....................................        12.08%        5.94%       17.87%        6.36%     (0.36)%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         0.95%(1)     1.01%(1)     1.01%(1)     1.01%      1.01%
Net investment income.......................................         6.37%        6.87%        7.50%        7.60%      7.13%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................     $181,223     $175,573     $177,447     $175,038   $181,336
Portfolio turnover rate.....................................           12%          21%          18%           5%         6%

---------------------

 *   The per share amounts were computed using an average number of shares outstanding during the period.
**   For the year ended February 29.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME OPPORTUNITIES TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Opportunities Trust II (the "Fund") at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
April 13, 1998

                      1998 FEDERAL TAX NOTICE (unaudited)

         For the year ended February 28, 1998, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

                      (This Page Intentionally Left Blank)

TRUSTEES
-------------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-------------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-------------------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
-------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT ADVISER
-------------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


MUNICIPAL
INCOME
OPPORTUNITIES
TRUST II


Annual Report
February 28, 1998